This 497(e) filing supercedes the 497(e) submission, accession #
0000881773-00-000006, as filed with the SEC on March 14, 2000 at 4:11 P.M.

                                               March 22, 2000

                    DREYFUS PREMIER INTERNATIONAL FUNDS, INC.
              Supplement to the Statement of Additional Information
                               Dated March 1, 2000

1. The following information replaces all contrary information contained in the sections of the Statement of Additional Information ("SAI") entitled "Description of the Company and Funds", "Management of the Company" and "Management Arrangements":

      Effective March 22, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

2. The following information replaces the information contained in the section of the Statement of Additional Information ("SAI") entitled "Management of the Company - Officers of the Company":

Stephen E. Canter, President.   President, Chief Operating Officer, and Chief
                   ---------
      Investment Officer of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

Mark N. Jacobs, Vice President.   Vice President, General Counsel and
                --------------
      Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

Joseph Connolly, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

Michael A. Rosenberg, Secretary.   Associate General Counsel of the Manager,
                      ---------
      and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

Steven F. Newman, Assistant Secretary.   Associate General Counsel and
                  -------------------
      Assistant Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

Mark Kornfeld, Assistant Secretary.   Assistant General Counsel of the
               -------------------
      Manager, and an officer of other investment companies advised and administered by the Manager. From September 1993 to October 1998, Mr. Kornfeld was an Associate Attorney in the Litigation Group of Clifford
      Chance Rogers & Wells, LLP.   He is 32 years old.

James Windels, Assistant Treasurer.   Senior Treasury Manager of the Manager,
               -------------------
      and an officer of other investment companies advised and administered by the Manager. He is 41 years old.

      The address of each Fund officer is 200 Park Avenue, New York, NY 10166.

3. The following information supplements the information contained in the section of the SAI entitled "Management Arrangements - Distributor":

      Disclosure of the amounts retained by "the distributor" on the sale of shares of the Fund refers to amounts retained by Premier Mutual Fund Services, Inc. ("Premier"), the Fund's distributor prior to March 22, 2000. No information is provided for Dreyfus Service Corporation, as it was not the Fund's distributor as of the Fund's last fiscal year end.

      Also, the last paragraph of this section hereby is deleted in its entirety and replaced with the following:

           "DSC makes commission payments to Service Agents in connection with the sale of Fund shares, and receives CDSC amounts and Distribution Plan fees to defray these expenses."

4. The clause "Pursuant to an agreement with the Distributor" hereby is deleted in the following sections of the SAI; (i) the last sentence of the third paragraph of the section of the SAI entitled "How to Buy Shares- Class A Shares"; (ii) the first sentence of the first paragraph of the section entitled "How to Buy Shares - Class B and C Shares"; (iii) the second sentence of the second paragraph of the section entitled "How to Buy Shares- Class T Shares";
(iv) the last sentence of the third paragraph of the section entitled "How to Redeem Shares - Contingent Deferred Sales Charge--Class B Shares", and (v) the last sentence of the section entitled "How to Redeem Shares - Contingent Deferred Sales Charge--Class C Shares."